UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2021
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Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 Race Track Road
Tampa, Florida 33626
(Address of Principal Executive Offices) (Zip Code)
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(Registrant's Telephone Number, Including Area Code): (813) 659-5921
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Resignation of Directors
On April 22, 2021, each of Michael Close, Clinton Gee and Damian Dalla-Longa submitted to the Board of Directors (the “Board”) of Better Choice Company Inc., a Delaware corporation (the “Company”), a notice of resignation from his respective position as a director of the Board, with such resignation to be effective immediately. The Board accepted the resignations of Messrs. Close, Gee, and Dalla-Longa on April 22, 2021. The resignations of Messrs. Close, Gee, and Dalla-Longa did not result from any disagreement with the Board. Following their resignations as directors, Messrs. Close and Gee shall serve as advisors to the Board, and Mr. Dalla-Longa shall be a Board observer.
Appointment of Gil Fronzaglia as a Director
On April 22, 2021, the Board appointed Gil Fronzaglia as a director of the Company, effective immediately, to serve in such capacity until a successor has been elected and qualified, or until his resignation or removal.
Mr. Fronzaglia will also be appointed a member of each of the Company’s audit committee, compensation committee and nominating and governance committee effective as of April 22, 2021.
Mr. Fronzaglia currently serves on the board of Quinn Snacks Inc. (where he also served as interim COO from December 2018 through July 2019). He has also served on the boards of Grillo’s Pickles, Inc. (October 2016 – January 2021), I and Love and You (May 2015 – April 2017), Little Secrets Candies (October 2014 – July 2018) and Spindrift Beverage Co., Inc. (January 2013 – February 2017). Previously, Mr. Fronzaglia served as the Chief Operating Officer of Revelry Brands from May 2013 through September 2016. Prior to Revelry, he served in various operating roles for venture-backed companies which had successful exits to strategic investors, including: Food Should Taste Good (sold to General Mills), Izze Beverage Company (sold to Pepsi), Blue Buffalo Pet Food (sold to General Mills), and SoBe Beverage Company (sold to Pepsi). Prior to that, Mr. Fronzaglia spent over 15 years with multiple Fortune 500 consumer packaged goods companies. Mr. Fronzaglia received his MBA from Barry University and holds a Bachelor of Science in Chemical Engineering from Northeastern University. We believe Mr. Fronzaglia’s qualifications to serve as a director of our Company include his extensive experience in operating roles and successful exit strategies for consumer product goods businesses as well as his various Board leadership experience.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibits	Description
99.1	Press Release dated April 26, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Scott Lerner
	Name:	Scott Lerner
	Title:	Chief Executive Officer

April 26, 2021
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